Exhibit 21

SUBSIDIARY(1)	U.S. STATE OR COUNTRY IN WHICH ORGANIZED

ADC PHILIPPINES, INC.	PHILIPPINES
ADESPAN S.R.L.	ITALY
ADHIPRESS BANGLADESH LTD.	BANGLADESH
AVERY CORP.	DELAWARE
AVERY DE MEXICO, S. DE R.L. DE C.V.	MEXICO
AVERY DENNISON ATMA d.o.o.	CROATIA
AVERY DENNISON ATMA GMBH	AUSTRIA
AVERY DENNISON AUSTRALIA INTERNATIONAL HOLDINGS PTY LTD.	AUSTRALIA
AVERY DENNISON AUSTRALIA PTY LTD.	AUSTRALIA
AVERY DENNISON BELGIE BV	BELGIUM
AVERY DENNISON BELGIUM MANAGEMENT SERVICES SRL	BELGIUM
AVERY DENNISON BENELUX BV	BELGIUM
AVERY DENNISON BV	NETHERLANDS
AVERY DENNISON CANADA CORPORATION	CANADA
AVERY DENNISON CENTRAL EUROPE GMBH	GERMANY
AVERY DENNISON CHILE S.A.	CHILE
AVERY DENNISON COLOMBIA S. A. S.	COLOMBIA
AVERY DENNISON COMMERCIAL EL SALVADOR, S.A. DE C.V.	EL SALVADOR
AVERY DENNISON CONVERTED PRODUCTS DE MEXICO, S.A. DE C.V.	MEXICO
AVERY DENNISON CONVERTED PRODUCTS EL SALVADOR S. A. DE C. V.	EL SALVADOR
AVERY DENNISON, C.A.	VENEZUELA
AVERY DENNISON DE ARGENTINA S.R.L.	ARGENTINA
AVERY DENNISON DO BRASIL LTDA.	BRAZIL
AVERY DENNISON DOMINICAN REPUBLIC, S.R.L.	DOMINICAN REPUBLIC
AVERY DENNISON ETIKET TICARET LIMITED SIRKETI	TURKEY
AVERY DENNISON EUROPE HOLDING (DEUTSCHLAND) GMBH & CO KG	GERMANY
AVERY DENNISON FINANCE GERMANY GMBH	GERMANY
AVERY DENNISON G HOLDINGS I LLC	DELAWARE
AVERY DENNISON G HOLDINGS III LLC	DELAWARE
AVERY DENNISON G INVESTMENTS III LIMITED	GIBRALTAR
AVERY DENNISON G INVESTMENTS V LIMITED	GIBRALTAR
AVERY DENNISON GROUP DANMARK APS	DENMARK
AVERY DENNISON GROUP SINGAPORE PTE LTD	SINGAPORE
AVERY DENNISON GULF FZCO	UNITED ARAB EMIRATES
AVERY DENNISON HOLDING FRANCE S.A.S.	FRANCE
AVERY DENNISON HOLDING GMBH	GERMANY
AVERY DENNISON HOLDING LIMITED	UNITED KINGDOM
AVERY DENNISON HOLDING LUXEMBOURG S. A. R. L.	LUXEMBOURG
AVERY DENNISON HOLDING & FINANCE THE NETHERLANDS BV	NETHERLANDS
AVERY DENNISON HOLDINGS LLC	DELAWARE
AVERY DENNISON HONG KONG B.V.	NETHERLANDS
AVERY DENNISON HONG KONG HOLDING I B.V.	NETHERLANDS
AVERY DENNISON IBERICA, S.A.	SPAIN
AVERY DENNISON INNOVATIONS LLC	DELAWARE
AVERY DENNISON INTELLIGENT HEALTHCARE SOLUTIONS LLC	DELAWARE

AVERY DENNISON INTELLIGENT LABELS EUROPE S.R.L.	ROMANIA
AVERY DENNISON INTELLIGENT LABELS HK LIMITED	HONG KONG
AVERY DENNISON INVESTMENT LUXEMBOURG II SARL	LUXEMBOURG
AVERY DENNISON INVESTMENTS LUXEMBOURG III SARL	LUXEMBOURG
AVERY DENNISON INVESTMENTS LUXEMBOURG IV SARL	LUXEMBOURG
AVERY DENNISON ISRAEL LTD.	ISRAEL
AVERY DENNISON ITALIA S.R.L.	ITALY
AVERY DENNISON JAPAN KK	JAPAN
AVERY DENNISON KOREA LIMITED	SOUTH KOREA
AVERY DENNISON LANKA (PRIVATE) LIMITED	SRI LANKA
AVERY DENNISON LUXEMBOURG SALES SARL	LUXEMBOURG
AVERY DENNISON LUXEMBOURG S.A.R.L.	LUXEMBOURG
AVERY DENNISON MANAGEMENT GMBH	GERMANY
AVERY DENNISON MATERIALS BELGIUM SRL	BELGIUM
AVERY DENNISON MATERIALS EUROPE B.V.	NETHERLANDS
AVERY DENNISON MATERIALS EUROPE GMBH	SWITZERLAND
AVERY DENNISON MATERIALS FRANCE S.A.R.L.	FRANCE
AVERY DENNISON MATERIALS GMBH	GERMANY
AVERY DENNISON MATERIALS IRELAND LIMITED	IRELAND
AVERY DENNISON MATERIALS NEDERLAND BV	NETHERLANDS
AVERY DENNISON MATERIALS NEW ZEALAND LIMITED	NEW ZEALAND
AVERY DENNISON MATERIALS PTY LIMITED	AUSTRALIA
AVERY DENNISON MATERIALS ROM SRL	ROMANIA
AVERY DENNISON MATERIALS RUSSIA LLC	RUSSIA
AVERY DENNISON MATERIALS SALES BELGIUM SRL	BELGIUM
AVERY DENNISON MATERIALS SALES FRANCE S. A. S.	FRANCE
AVERY DENNISON MATERIALS SALES GERMANY GMBH	GERMANY
AVERY DENNISON MATERIALS SDN BHD	MALAYSIA
AVERY DENNISON MATERIALS UKRAINE LLC	UKRAINE
AVERY DENNISON MATERIALS U.K. LIMITED	UNITED KINGDOM
AVERY DENNISON MAURITIUS LTD.	MAURITIUS
AVERY DENNISON MEDICAL LIMITED	IRELAND
AVERY DENNISON NETHERLANDS INVESTMENT I BV	NETHERLANDS
AVERY DENNISON NETHERLANDS INVESTMENT II B. V.	NETHERLANDS
AVERY DENNISON NETHERLANDS INVESTMENT III BV	NETHERLANDS
AVERY DENNISON NETHERLANDS INVESTMENT VIII BV	NETHERLANDS
AVERY DENNISON NETHERLANDS INVESTMENT XI B.V.	NETHERLANDS
AVERY DENNISON NETHERLANDS INVESTMENT XII BV	NETHERLANDS
AVERY DENNISON NORDIC APS	DENMARK
AVERY DENNISON NTP A. S.	NORWAY
AVERY DENNISON OFFICE PRODUCTS COMPANY	NEVADA
AVERY DENNISON OFFICE PRODUCTS HOLDINGS COMPANY	NEVADA
AVERY DENNISON OFFICE PRODUCTS MANUFACTURING U.K. LTD.	UNITED KINGDOM
AVERY DENNISON OVERSEAS CORPORATION	MASSACHUSETTS
AVERY DENNISON PENSION TRUSTEE LIMITED	UNITED KINGDOM
AVERY DENNISON PERU S. R. L.	PERU
AVERY DENNISON POLSKA SP. Z O.O.	POLAND
AVERY DENNISON PRAHA SPOL. S R. O.	CZECH REPUBLIC
AVERY DENNISON RBIS INDIA PRIVATE LIMITED	INDIA
AVERY DENNISON RBIS PTY LTD	AUSTRALIA

AVERY DENNISON RBIS (CAMBODIA) CO. LTD	CAMBODIA
AVERY DENNISON RBIS (CAMBODIA) TRADING CO., LTD.	CAMBODIA
AVERY DENNISON RETAIL INFORMATION SERVICES COLOMBIA S. A. S.	COLOMBIA
AVERY DENNISON RETAIL INFORMATION SERVICES DE MEXICO, S. A. DE C.V.	MEXICO
AVERY DENNISON RETAIL INFORMATION SERVICES EL SALVADOR, LTDA. DE C. V.	EL SALVADOR
AVERY DENNISON RETAIL INFORMATION SERVICES GUATEMALA, S. A.	GUATEMALA
AVERY DENNISON RETAIL INFORMATION SERVICES HONDURAS, S. DE R.L.	HONDURAS
AVERY DENNISON RETAIL INFORMATION SERVICES LLC	NEVADA
AVERY DENNISON RETAIL INFORMATION SERVICES PERÚ SAC	PERU
AVERY DENNISON RETAIL INFORMATION SERVICES UK LTD.	UNITED KINGDOM
AVERY DENNISON RETAIL INFORMATION SERVICES (PTY) LTD	SOUTH AFRICA
AVERY DENNISON RFID COMPANY	DELAWARE
AVERY DENNISON RIS TAIWAN LTD.	TAIWAN
AVERY DENNISON RIS VIETNAM CO., LIMITED	VIETNAM
AVERY DENNISON R.I.S. FRANCE S. A. S.	FRANCE
AVERY DENNISON R.I.S. IBERIA S.L.	SPAIN
AVERY DENNISON R.I.S. ITALIA S.R.L.	ITALY
AVERY DENNISON SCANDINAVIA AB	SWEDEN
AVERY DENNISON SCANDINAVIA APS	DENMARK
AVERY DENNISON SECURITY PRINTING EUROPE APS	DENMARK
AVERY DENNISON SHARED SERVICES, INC.	NEVADA
AVERY DENNISON SINGAPORE (PTE) LTD.	SINGAPORE
AVERY DENNISON SMARTRAC DE MEXICO, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE	MEXICO
AVERY DENNISON SMARTRAC (SHANGHAI) IOT TECHNOLOGY CO. LTD	CHINA
AVERY DENNISON SMARTRAC LATAM LTDA.	BRAZIL
AVERY DENNISON SOUTH AFRICA (PROPRIETARY) LIMITED	SOUTH AFRICA
AVERY DENNISON SUPPORT SERVICES GMBH	SWITZERLAND
AVERY DENNISON S.R.L.	ROMANIA
AVERY DENNISON TEKSTIL URUNLERI SANAYI VE TICARET LIMITED SIRKETI	TURKEY
AVERY DENNISON TRADING COMPANY LTD	BANGLADESH
AVERY DENNISON TREASURY MANAGEMENT BV	NETHERLANDS
AVERY DENNISON U.K. II LIMITED	UNITED KINGDOM
AVERY DENNISON U.K. LIMITED	UNITED KINGDOM
AVERY DENNISON (ASIA) HOLDINGS LIMITED	MAURITIUS
AVERY DENNISON (CHANGZHOU) FILMS TECHNOLOGY CO., LTD	CHINA
AVERY DENNISON (CHINA) COMPANY LIMITED	CHINA
AVERY DENNISON (FUZHOU) CONVERTED PRODUCTS LIMITED	CHINA
AVERY DENNISON (GUANGZHOU) CONVERTED PRODUCTS LIMITED	CHINA
AVERY DENNISON (GUANGZHOU) CO., LTD.	CHINA
AVERY DENNISON (GUANGZHOU) INTELLIGENT LABELS CO. LTD	CHINA
AVERY DENNISON (HONG KONG) LIMITED	HONG KONG
AVERY DENNISON (INDIA) PRIVATE LIMITED	INDIA
AVERY DENNISON (IRELAND) LIMITED	IRELAND
AVERY DENNISON (KENYA) PRIVATE LIMITED	KENYA
AVERY DENNISON (KUNSHAN) COMPANY LIMITED	CHINA
AVERY DENNISON (QINGDAO) CONVERTED PRODUCTS LIMITED	CHINA
AVERY DENNISON (SUZHOU) CO. LIMITED	CHINA

AVERY DENNISON (THAILAND) LTD.	THAILAND
AVERY DENNISON (VIETNAM) LIMITED	VIETNAM
AVERY DENNISON, S.A. DE C.V.	MEXICO
AVERY GRAPHIC SYSTEMS, INC.	DELAWARE
AVERY LLC	DELAWARE
AVERY OFFICE PRODUCTS PUERTO RICO L.L.C.	PUERTO RICO
AVERY PACIFIC LLC	CALIFORNIA
AVERY PROPERTIES PTY. LIMITED	AUSTRALIA
AWESOME PROFITS LIMITED	BRITISH VIRGIN ISLANDS
CB VELOCITY HOLDINGS, LLC	DELAWARE
CB VELOCITY MIDCO, INC.	DELAWARE
CHOICE CLEVER PROFITS LIMITED	BRITISH VIRGIN ISLANDS
CREATERO GMBH	GERMANY
DENNISON INTERNATIONAL COMPANY	MASSACHUSETTS
DENNISON MANUFACTURING COMPANY	NEVADA
ELECTRONIC IMAGING SERVICES, INC.	DELAWARE
EUSTON FINANCIAL LIMITED	BRITISH VIRGIN ISLANDS
EVERGREEN HOLDINGS V, LLC	DELAWARE
FOXFIRE PRINTING AND PACKAGING, INC.	DELAWARE
HANITA COATINGS USA, LLC	DELAWARE
HEBEI YONGLE TAPE CO., LTD	CHINA
INFORMATION PLANNING AND MANAGEMENT SERVICES INC.	DELAWARE
INK MILL LLC	NEW HAMPSHIRE
INTEGRATED RETAIL LIMITED	UNITED KINGDOM
INTELICHOICE, LLC	DELAWARE
JAC ASIA PACIFIC SDN BHD	MALAYSIA
JAC CARIBE C.S.Z.	DOMINICAN REPUBLIC
JAC DO BRASIL - LOCAÇÃO DE EQUIPAMENTOS INDUSTRIAIS LTDA	BRAZIL
JACKSTADT FRANCE S.N.C.	FRANCE
JDC EAST PTE, LTD.	SINGAPORE
JDC SOLUTIONS, INC.	TENNESSEE
L&E AMERICAS SERVICIOS, S. A. DE C.V.	MEXICO
MODERN MARK INTERNATIONAL LIMITED	HONG KONG
NINGBO AVERY DENNISON SHENZHOU EMBELLISHMENT CO. LTD.	CHINA
PAXAR BANGLADESH LIMITED	BANGLADESH
PAXAR B.V.	NETHERLANDS
PAXAR CANADA CORPORATION	CANADA
PAXAR CORPORATION	NEW YORK
PAXAR DE EL SALVADOR S. A. DE C. V.	EL SALVADOR
PAXAR DE GUATEMALA, S. A.	GUATEMALA
PAXAR DE MEXICO S. A. DE C. V.	MEXICO
PAXAR DO BRASIL LTDA	BRAZIL
PAXAR FAR EAST LIMITED	HONG KONG
PAXAR MAROC SARL	MOROCCO
PAXAR PACKAGING (GUANGZHOU) LTD.	CHINA
PAXAR PAKISTAN (PRIVATE) LIMITED	PAKISTAN
PAXAR (CHINA) LTD.	HONG KONG
PINNACLE BUSINESS PRODUCTS, LLC	DELAWARE
PLYMOUTH YONGLE TAPE (SHANGHAI) CO., LTD.	CHINA
PT AVERY DENNISON INDONESIA	INDONESIA

PT AVERY DENNISON PACKAGING INDONESIA	INDONESIA
PT AVERY DENNISON TRADING INDONESIA	INDONESIA
P. T. PACIFIC LABEL INDONESIA	INDONESIA
P. T. PAXAR INDONESIA	INDONESIA
RIETVELD SCREENPRINTING SERIGRAFI BASKI MATBAA TEKSTIL ITHALAT IHRACAT SANAYI VE TICARET LIMITED SIRKETI	TURKEY
RIETVELD SERIGRAFIE B.V.	NETHERLANDS
RVL AMERICAS, S DE R.L. DE C.V.	MEXICO
RVL CENTRAL AMERICA, S. A.	GUATEMALA
RVL PACKAGING FAR EAST LIMITED	HONG KONG
RVL SERVICE, S. DE R. L. DE C. V.	MEXICO
SECURITY PRINTING DIVISION, INC.	DELAWARE
SKILLFIELD INVESTMENTS LIMITED	BRITISH VIRGIN ISLANDS
SMARTRAC INVESTMENT B.V.	NETHERLANDS
SMARTRAC SPECIALTY GMBH	GERMANY
SMARTRAC TECHNOLOGY FLETCHER, INC.	DELAWARE
SMARTRAC TECHNOLOGY GERMANY GMBH	GERMANY
SMARTRAC TECHNOLOGY GMBH	GERMANY
SMARTRAC TECHNOLOGY MALAYSIA SDN. BHD	MALAYSIA
SMARTRAC TECHNOLOGY (GUANGZHOU) CO., LTD.	CHINA
SSH LABORATORIES, INC.	TENNESSEE
TEXTRACE, AG	SWITZERLAND
VESTCOM BROKEN ARROW, INC.	OKLAHOMA
VESTCOM MID-ATLANTIC, LLC	DELAWARE
VESTCOM NEW CENTURY, LLC	DELAWARE
VESTCOM PARENT HOLDINGS, INC.	DELAWARE
WORLDWIDE RISK INSURANCE, INC.	HAWAII
YONGLE TAPE LTD	BERMUDA

(1)	Each subsidiary listed on this Exhibit 21 is a Consolidated Subsidiary